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                                                                    EXHIBIT 99.2

OCTIGABAY SYSTEMS CORPORATION
CONDENSED BALANCE SHEETS
(UNAUDITED)

                                                    December 31,       June 30,
                   ASSETS                              2003              2003
                   ------                              ----              ----
CURRENT

Cash                                               $  1,690,868      $  5,743,762
Short-term investments                               10,045,291         8,710,376
Accounts receivable                                                       317,357
Investment tax credits receivable                       520,633           500,928
Goods and services taxes receivable                      26,925            91,974
Prepaid expenses                                         62,498            62,476
                                                   ------------      ------------
TOTAL CURRENT ASSETS                                 12,346,215        15,426,873

Capital assets                                        1,129,718           861,918
Other assets                                             48,806            59,374
                                                   ------------      ------------
TOTAL ASSETS                                       $ 13,524,739      $ 16,348,165
                                                   ============      ============

LIABILITIES AND SHAREHOLDERS' DEFICIENCY
CURRENT

Accounts payable                                        169,839           140,358
Accrued liabilities                                     151,901            39,078
Provincial sales tax payable                              1,840
Wages payable                                           240,851           145,502
Short term lease payable                                 73,599
Deferred lease inducement                               113,050           108,772
                                                   ------------      ------------
TOTAL CURRENT LIABILITIES                               751,080           433,710
Long term deferred lease inducement                     251,062           226,683
Dividends payable                                     1,312,124           707,607
                                                   ------------      ------------
TOTAL LIBILITIES                                      1,563,186           934,290

Preferred shares                                     17,860,773        17,184,781

Shareholders' deficiency

Common stock                                            630,279           630,279
Aditional paid in capital                                 7,672             4,025
Accumulated deficit                                  (6,830,325)       (2,634,954)
Accumulated other compreshensive loss                  (457,926)         (203,966)
                                                   ------------      ------------
TOTAL SHAREHOLDERS' DEFICIENCY                       (6,650,300)       (2,204,616)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIENCY     $ 13,524,739      $ 16,348,165
                                                   ============      ============


See accompanying notes to unaudited condensed financial statements.

OCTIGABAY SYSTEMS CORPORATION
CONDENSED STATEMENTS OF LOSS
(UNAUDITED)

                                             Six months ended December 31,
                                                 2003             2002
                                             -----------      -----------
OPERATING EXPENSES

Research and development                     $ 2,718,099      $    83,804
Marketing                                        379,793          (23,800)
General and administration                       517,442           21,914
                                             -----------      -----------
Total operating expenses                       3,615,334           81,918
Loss from operations                           3,615,334           81,918
Other income (expense)
Interest Income, net                             141,862            2,388
Foreign exchange loss                           (131,273)          (6,004)
                                             -----------      -----------
Total other income (expense)                      10,589           (3,616)
NET LOSS                                       3,604,745           85,534
Foreign currency translation adjustments         226,960            1,698
                                             -----------      -----------
COMPREHENSIVE LOSS                           $ 3,831,705      $    87,232
                                             ===========      ===========




See accompanying notes to unaudited condensed financial statements.

OCTIGABAY SYSTEMS CORPORATION
CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

                                                             Six months ended December 31,
                                                                2003              2002
                                                            ------------      ------------
OPERATING ACTIVITIES
Net loss for the period                                     $ (3,604,745)     $    (85,534)
Items not involving cash:
        Amortization of capital assets                           171,086             3,448
        Amortization of lease inducement                         (77,919)
        Non-cash leasehold inducement                             93,381
        Non-cash stock option compensation                         3,647
                                                            ------------      ------------
                                                              (3,414,550)          (82,086)
Changes in working capital
        Accounts receivable                                      268,525        (1,881,174)
        GST receivable                                            65,049            (4,506)
        Prepaid expenses                                          10,545            (2,021)
        Accounts payable & accrued liabilities                   239,493           (35,905)
                                                            ------------      ------------
Cash used in operating activities                             (2,830,938)       (2,005,693)

FINANCING ACTIVITIES
        Increase (decrease) in bank indebtedness                                      (142)
        Proceeds (repayment) of loans from related parties                         (31,309)
        Proceeds from Issuance of convertible notes                                607,730
        Proceeds from Issuance of preferred shares                              14,768,488
        Share issuance cost - preferred shares                                     (90,184)
        Repayment of capital Lease                               (22,415)
                                                            ------------      ------------
Cash provided by (used in) financing activities                  (22,415)       15,254,583

INVESTING ACTIVITIES
Acquisition of capital assets                                   (342,872)          (14,020)
Purchase of short term investments                             8,710,376
                                                            ------------      ------------
Cash provided by (used in) investing activities                8,367,504           (14,020)
Effect of foreign exchange rate changes on cash                  449,118             1,698
Increase in cash during the period                             5,963,269        13,236,568
Cash, beginning of period                                      5,743,762
                                                            ------------      ------------
Cash, end of period                                         $ 11,707,031      $ 13,236,568
                                                            ============      ============

NON CASH INVESTING AND FINANCING ACTIVITIES
        Short term Capital Lease                                  96,014


See accompanying notes to unaudited condensed financial statements.

OCTIGABAY SYSTEMS CORPORATION
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

1. BASIS OF PRESENTATION

In the opinion of management, the accompanying condensed financial statements of OctigaBay Systems Corporation reflect all normal and recurring adjustments which are necessary for a fair presentation of the Company's financial position at December 31, 2003 and results of operations and cash flows for the six months ended December 31, 2003 and 2002. The condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. Consequently, these statements do not include all the disclosures normally required by generally accepted accounting principles for annual financial statements, nor those normally made in the Company's financial statements. Accordingly, reference should be made to the Company's audited financial statements included in this Form 8-K/A for additional disclosures, including a summary of the Company's accounting policies.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[a] USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the recognized amounts of revenues and expenses during each reporting period. Actual results, however, may differ from those estimates.

[b] FOREIGN CURRENCY TRANSLATION

The reporting currency of the Company is the U.S. dollar. The functional currency of the Company is the Canadian dollar. Assets and liabilities are translated into U.S. dollars at the rate of exchange in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange for the reporting period. Translation gains and losses are recorded as a separate component of stockholders deficiency, and transaction gains and losses are reflected in determining net loss.

The cumulative foreign currency translation adjustment is reported as a separate component of stockholder's deficiency.


[c] SHORT TERM INVESTMENTS

The Company classifies commercial paper and other debt instruments as short-term investments. In accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities", and, based on the Company's intention to have the marketable securities available to support its current operations, the Company classifies all marketable securities as available-for-sale. All investments are carried at amortization cost, which approximates fair market value.

[d] INVESTMENT TAX CREDITS

Investment tax credits are recorded using the cost reduction approach. Investment tax credits related to current research and development expenditures are included in the statement of loss as a reduction of expenses. Investment tax credits related to the acquisition of capital assets are deducted from the cost of the related capital assets with any amortization calculated on the net amount.

[e] CAPITAL ASSETS AND AMORTIZATION

Capital assets are initially recorded at cost less related investment tax credits. Amortization is calculated using the straight-line method at the following annual rates:

    Computer hardware                          3 years
    Computer software                          3 years
    Furniture and fixtures                     5 years
    Leasehold improvements                     remaining term of lease

[f] LEASES

Leases have been classified as either capital or operating leases. Leases which transfer substantially all of the benefits and risks incidental to the ownership of assets are accounted for as if there was an acquisition of an asset and incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred.

[g] DEFERRED LEASE INDUCEMENTS

Deferred lease inducements represent rent-free periods and cash payments from the landlord for use in leasehold improvements, and are being amortized on a straight-line basis over the term of the lease and recorded as a reduction of rent expense.

[h] RESEARCH AND DEVELOPMENT

Research and development costs are expensed in the year incurred.


[i] EQUITY FINANCING FEES

Costs associated with share issuance are recorded as a reduction of capital stock. The costs are deferred to the extent that they have been incurred and the share issuance has not yet occurred.

[j] PREFERRED SHARES

For accounting purposes, the Class A preferred shares are presented as mezzanine equity in the financial statements as the redemption provisions are not entirely within the Company's control.

[k] STOCK BASED COMPENSATION

The Company accounts for stock-based employee compensation arrangements using the intrinsic value method in accordance with the provisions of Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees," ("APB 25") and complies with the disclosure provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), as amended by Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of FASB Statement No. 123" ("SFAS 148").

Under APB 25, compensation expense for employees is based on the difference between fair value of the Company's stock and the exercise price if any, on the date of the grant. The Company accounts for stock issued to non-employees at fair value in accordance with SFAS 123. The Company uses the Black-Scholes option pricing model to determine the fair value of stock options granted to non-employees.

[l] INCOME TAXES

The Company follows the liability method for accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect for the year in which the differences are expected to reverse.

[m] COMPREHENSIVE LOSS

Comprehensive loss is comprised of foreign currency translation gains and losses. The Company has reported the components of comprehensive loss on the statement of loss.

[n] RECENT ACCOUNTING PRONOUNCEMENT

In May 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("FAS 150"). Mezzanine equity, defined as preferred stock subject to mandatory redemption requirements or whose redemption is outside the control of the issuer, is currently required by the SEC to be presented outside of stockholders' equity and below total liabilities. FAS 150 requires financial instruments to be classified as liabilities or equity; as such, mezzanine equity would be eliminated.

This statement is effective for the Company in the fiscal year beginning July 1, 2003. The Company believes that the financial statements presented comply with the accounting pronouncement.

3. FINANCIAL INSTRUMENTS AND CONCENTRATION OF RISK

The Company's financial instruments consist of accounts receivable, amounts due to related party, investment tax credits receivable, goods and services taxes receivable, accounts payable and accrued liabilities. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying value, unless otherwise noted.

At June 30, 2003, accounts receivable was concentrated in one party, which comprised 100% of the total balance. The amount was paid in full subsequent to the fiscal year end.


4. CASH AND SHORT-TERM INVESTMENTS

At December 31, 2003, included in short term investments are $6,578,091(CDN $8,528,495) of bankers acceptances denominated in Canadian dollars and $3,467,200 of bankers acceptances denominated in US dollars.

At June 30, 2003, included in cash is $2,908,202 (CDN $3,918,802) of cash denominated in Canadian dollars, and $2,835,560 of cash denominated in U.S. dollars.

At June 30, 2003, included in short term investments are $6,679,888 (CDN $9,001,149) of commercial paper denominated in Canadian dollars, $2,000,729 of commercial paper denominated in U.S. dollars and $29,759 of interest receivable related to the Company's short-term investments.

The Company classifies its investments in debt securities as available-for-sale and records these investments at the amortized cost, which approximates their fair value. Gains and losses on available-for-sale securities held at December 31, 2003 and gross realized gains or losses on sales of available-for-sale securities during the six months ended December 31, 2003 and 2002 were not significant.


5. CAPITAL ASSETS

                                             ACCUMULATED      NET BOOK
                                COST         AMORTIZATION       VALUE
                                 $                $               $
                             ---------       ---------       ---------
DECEMBER 31, 2003
Computer hardware              510,512          81,139         429,373
Computer software              221,998          45,959         176,039
Furniture and fixtures         220,523          29,215         191,308
Leasehold improvements         405,915          72,917         332,998
                             ---------       ---------       ---------
                             1,358,948         229,230       1,129,718
                             =========       =========       =========

JUNE 30, 2003
Computer hardware              153,980          22,767         131,213
Computer software              176,407          10,767         165,640
Furniture and fixtures         206,620           7,198         199,422
Leasehold improvements         383,055          17,412         365,643
                             ---------       ---------       ---------
                               920,062          58,144         861,918
                             =========       =========       =========

Capital assets amortization expense included in marketing, research and development, and general and administrative expense, amounted to:

                                                        $
                                                     -------
2003                                                 171,086


6. COMMITMENTS

The Company has the following minimum lease payments under operating leases:

                                                        $
                                                     -------
2004                                                 168,779
2005                                                 292,841
2006                                                 292,841
                                                     -------
                                                     754,461
                                                     =======

Rental payments for the six months ending December 31, 2003 and 2002 was $51,025 and $11,700.


7. PREFERRED AND COMMON SHARES

For the six months ended December 31, 2003, the only activity related to preferred and common shares have been the effects of foreign exchange rates on such balances.